DIREXION SHARES ETF TRUST
Direxion Daily Small Cap Bear 3X ETF (TZA)
Direxion Daily Technology Bear 3X ETF (TECS)
Direxion Daily Semiconductor Bear 3X ETF (SOXS)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X ETF (DRIP)
Direxion Daily AI and Big Data Bear 2X ETF (AIBD)
Direxion Daily GOOGL Bear 1X ETF (GGLS)
Direxion Daily AMD Bear 1X ETF (AMDD)
(Each a “Fund” and collectively, the “Funds”)

Supplement dated June 26, 2026 to the
Summary Prospectuses, Prospectuses, and
Statements of Additional Information (“SAI”),
dated February 27, 2026, as last supplemented

After the close of the markets on July 14, 2026 (the “Effective Date”), each Fund will effect a reverse split of its issued and outstanding shares as follows:
Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Daily Small Cap Bear 3X ETF	1 for 10	90%
Direxion Daily Technology Bear 3X ETF	1 for 10	90%
Direxion Daily Semiconductor Bear 3X ETF	1 for 10	90%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X ETF	1 for 10	90%
Direxion Daily AI and Big Data Bear 2X ETF	1 for 10	90%
Direxion Daily GOOGL Bear 1X ETF	1 for 10	90%
Direxion Daily AMD Bear 1X ETF	1 for 10	90%
Effective after the close of markets on the Effective Date, each Fund’s CUSIP will change as noted in the table below:
Fund Name	Current CUSIP	New CUSIP
Direxion Daily Small Cap Bear 3X ETF	25460E232	25461H325
Direxion Daily Technology Bear 3X ETF	25461A494	25461H317
Direxion Daily Semiconductor Bear 3X ETF	25461H572	25461H291
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X ETF	25460G328	25461H283
Direxion Daily AI and Big Data Bear 2X ETF	25461A692	25461H275
Direxion Daily GOOGL Bear 1X ETF	25461A601	25461H267
Direxion Daily AMD Bear 1X ETF	25461A395	25461H259
As a result of the reverse splits, every ten shares of the Funds will be exchanged for one share as indicated in the table above. Accordingly, the total number of the issued and outstanding shares for each Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately ten-times higher for the Funds. Shares of the Funds will begin trading on their respective listing exchange (the “Exchange”) on a split-adjusted basis on July 15, 2026.
The next day’s opening market value of a Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse splits. The table below illustrates the effect of a hypothetical one-for-ten reverse split anticipated for the Funds:

1-for-10 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	1,000	$1	$1,000
Post-Split	100	$10	$1,000
The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse splits and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of the Funds’ record owners.
Redemption of Fractional Shares and Tax Consequences of the Reverse Split
As a result of the reverse splits, a shareholder of a Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the Exchange. Thus, a Fund will redeem for cash a shareholder’s fractional shares at a Fund’s split-adjusted NAV as of the Effective Date. Such redemption may have tax implications for those shareholders, and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse splits will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.
“Odd Lot” Unit
Also as a result of the reverse split, a Fund may have outstanding one aggregation of less than 25,000 or 50,000 shares, as applicable, to make a creation unit, or an “odd lot unit.” Thus, a Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.
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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.